COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2015
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
26.	COMMITMENTS AND CONTINGENCIES

Operating lease commitments

Future minimum payments under non-cancelable operating leases with initial terms in excess of one year consist of the following at December 31, 2015:

	RMB	US$
2016	15,755	2,432
2017	15,509	2,394
2018	11,113	1,716
2019	4,783	738
2020	4,100	633
Thereafter	57,600	8,892
	108,860	16,805

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases. The terms of the leases do not contain material rent escalation clauses or contingent rents. For the years ended December 31, 2013, 2014 and 2015, total rental expenses for all operating leases amounted to RMB10,330, RMB13,764 and RMB15,805 (US$2,440), respectively.

Purchase commitments

The Group has commitments to purchase certain medical equipment of RMB119,787(US$18,492) at December 31, 2015, which are scheduled to be paid within one year.

Income taxes

As of December 31, 2015, the Group has recognized approximately RMB61,487 (US$9,492) as an accrual for unrecognized tax positions (note 18). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of status of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties.